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                                  United States
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549
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                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 28, 2004
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                            IMAGE ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)
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          California                  0-11071                 84-0685613
(State or other jurisdiction     (Commission File         (I.R.S. Employer
         of incorporation)            Number)           Identification Number)

                  9333 Oso Avenue, Chatsworth, California 91311
          (Address of principal executive offices, including zip code)

                                 (818) 407-9100
              (Registrant's telephone number, including area code)



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          (Former Name or Former Address, if Changed Since Last Report)



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Item 12.  Results of Operations and Financial Condition.

           On June 28, 2004, Image Entertainment, Inc. issued a press release announcing its financial results for its fourth quarter and fiscal year ended March 31, 2004. Following the press release, the Company held a telephonic conference call with simultaneous Web cast beginning at 4:30 PM Eastern time to discuss its financial results for its fourth quarter and fiscal year ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference.

           A recording of the call will be available until July 5, 2004. To access the recording, dial (800) 428-6051 and enter the reservation number of 357377. International participants please dial (973) 709-2089 and use the same reservation number. A Web cast of the call is also available at www.image-entertainment.com and through CCBN at www.fulldisclosure.com.

           The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 12 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

           The registrant does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the registrant's expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.






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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         IMAGE ENTERTAINMENT, INC.


Dated:     June 28, 2004            By:  /s/ JEFF M. FRAMER
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                                         Name     Jeff M. Framer
                                         Title:   Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit No.         Description
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  99.1              Press Release dated June 28, 2004